Exhibit 99.3

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.	February 2, 2005
CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
c/o Capital Z Partners, Ltd.
54 Thompson Street
New York, NY 10012

RER REINSURANCE HOLDINGS, L.P.
c/o RER Reinsurance Holdings, L.P.
777 Main Street
Suite 2250
Fort Worth, TX 76102

RESERVOIR CAPITAL PARTNERS, L.P.
RESERVOIR CAPITAL MASTER FUND, L.P.
c/o Reservoir Capital Management L.L.C.
650 Madison Avenue
26th Floor
New York, NY 10022

SAB CAPITAL PARTNERS, LP
SAB CAPITAL PARTNERS II, LP
SAB OVERSEAS FUND, LTD.
c/o SAB Capital Advisors, L.L.C.
712 Fifth Avenue
42nd Floor
New York, NY 10019

Robert Stavis
c/o Bessemer Venture Partners
1865 Palmer Avenue
Suite 104
Larchmont, NY 10538

Dear Gentlemen:

Reference is made to the Description of Stock (the “Description of Stock”) for the Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares of PXRE Group Ltd. (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Description of Stock.

WHEREAS, the A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares are scheduled to mandatorily convert on the third anniversary of the Closing, which is April 4, 2005;

WHEREAS, the Company and the holders of the Preferred Shares (the “Preferred Shareholders”) agree that there would be a benefit in clarity on the Company’s financial statements for March 31, 2005 if such conversion were to take place on March 31, 2005;

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and the Preferred Shareholders hereby agree as follows:

1.       Date of the Mandatory Conversion of A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares. The First Mandatory Conversion shall occur on March 31, 2005 (the “First Mandatory Conversion Date”).

2.      Treatment of dividends that would otherwise accrue between March 31, 2005 and April 4, 2005. For purposes of determining the Series A Conversion Ratio, Series B Conversion Ratio and Series C Conversion Ratio on the First Mandatory Conversion Date pursuant to Section 6(a)(i) to (iii) of the Description of Stock, the Company hereby agrees to credit $8.89 per share to each of the Series A Preferred Liquidation Preference, Series B Preferred Liquidation Preference and Series C Preferred Liquidation Preference on such First Mandatory Conversion Date, which amount represents the dividends that would have accrued with respect to the A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares between the First Mandatory Conversion Date and April 4, 2005.

3.      Miscellaneous. This agreement shall be governed by the laws of Bermuda. This agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Preferred Shareholders have caused this agreement to be executed by their duly authorized representatives.

PXRE GROUP LTD.

By:	/s/ Jeffrey L. Radke

Name:	Jeffrey L. Radke
Title:	President and Chief Executive Officer

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By:	Capital Z Partners, L.P., its general partner
By:	Capital Z Partners, Ltd. its sole general partner

By:	/s/ Craig Fisher

Name:	Craig Fisher
Title:	General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By:	Capital Z Partners, L.P., its general partner
By:	Capital Z Partners, Ltd. its sole general partner

By:	/s/ Craig Fisher

Name:	Craig Fisher
Title:	General Counsel

RESERVOIR CAPITAL PARTNERS, L.P.
By:	Reservoir Capital Group, L.L.C., its sole general partner
By:	Reservoir Capital Management, its managing member

By:	/s/ Craig Huff

Name:	Craig Huff
Title:	President

RESERVOIR CAPITAL MASTER FUND, L.P.
By:	Reservoir Capital Group, L.L.C., its sole general partner
By:	Reservoir Capital Management, its managing member

By:	/s/ Craig Huff

Name:	Craig Huff
Title:	President

RER REINSURANCE HOLDINGS, L.P.

By:	/s/ Melissa Parrish

Name:	Melissa Parrish

/s/ Robert Stavis

Name:	Robert Stavis

SAB CAPITAL PARTNERS, LP
By:	SAB Capital Advisors, LLC

By:	/s/ Brian Jackelow

Name:	Brian Jackelow
Title:	CFO

SAB CAPITAL PARTNERS II, LP
By:	SAB Capital Advisors, LLC

By:	/s/ Brian Jackelow

Name:	Brian Jackelow
Title:	CFO

SAB OVERSEAS FUND, LTD.
By:	SAB Overseas Management, LP

By:	/s/ Brian Jackelow

Name:	Brian Jackelow
Title:	CFO